Exhibit 10.5(c)

THIRD AMENDING AGREEMENT TO COMMITMENT LETTER

between

COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee of
Paramount Energy Trust
(as Borrower)

and

PARAMOUNT ENERGY OPERATING CORP., as Trustee of
Paramount Operating Trust
(the “Guarantor”)

and

BANK OF MONTREAL,
CANADIAN IMPERIAL BANK OF COMMERCE and
THE BANK OF NOVA SCOTIA
(as Lenders)

and

BANK OF MONTREAL
(as Agent for the Lenders)

Dated as of January 29, 2003

         THIS THIRD AMENDING AGREEMENT TO COMMITMENT LETTER is dated and effective as of the 29th day of January, 2003.

AMONG:

COMPUTERSHARE TRUST COMPANY OF CANADA as Trustee of Paramount Energy Trust (the “Borrower”)

AND:

PARAMOUNT ENERGY OPERATING CORP., as Trustee of Paramount Operating Trust (the “Guarantor”)

AND:

BANK OF MONTREAL, CANADIAN IMPERIAL BANK OF COMMERCE and THE BANK OF NOVA SCOTIA (collectively, in their capacities as Lead Arrangers and Lenders called the “Lenders”)

AND:

BANK OF MONTREAL in its capacity as agent for the Lenders (the “Agent”)

WHEREAS:

1.                  Bank of Montreal, Canadian Imperial Bank of Commerce and The Bank of Nova Scotia (each in its capacity as a Lender), Bank of Montreal (in its capacity as Agent and as a Lead Arranger) and the Borrower and the Guarantor are parties to a letter agreement dated as of August 15, 2002, as amended by a First Amending Agreement dated as of September 30, 2002 and a Second Amending Agreement dated as of November 29, 2002 (as so amended, the “Commitment Letter”); and

2.                    The Borrower and Guarantor wish to obtain the consent and agreement of the Lenders to amend the Commitment Letter.

                        NOW THEREFORE, in consideration of the premises, the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.                    Definitions

                        Capitalized terms used herein, including the recitals hereto, shall have the meanings ascribed thereto in the Commitment Letter, unless otherwise defined herein.

2.                    Amendments to Commitment Letter

The Commitment Letter is amended in the section entitled “Conditions Applicable to Commitments” on page 3 thereof by deleting the reference in the final paragraph of that section to “January 31, 2003” and inserting “March 31, 2003”.

3.	Representations and Warranties

Each of the Borrower and the Guarantor hereby represents and warrants to and in favour of the Agent and the Lenders that this Amending Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms.

4.	Miscellaneous

(a)	This Amending Agreement shall, notwithstanding its actual date of execution, be effective as of January 29, 2003.

(b)	Save and except as amended aforesaid, the Commitment Letter remains in full force and effect and unamended and time remains of the essence thereunder, as amended hereby.

(c)	For the purposes of the Commitment Letter, this Amending Agreement shall be read together with the Commitment Letter as one instrument.

(d)	This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

(e)	This Amending Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Amending Agreement to be duly executed as of the date referenced above.

BANK OF MONTREAL		BANK OF NOVA SCOTIA

Per:	/s/ John Cook	Per:	/s/ Jeff Cebryk

	Name: John Cook Title: Director		Name: Jeff Cebryk Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE

Per:	/s/ R.M. MacDonald

Name: R.M. MacDonald Title: Director

Per:	/s/ Dale Meger

Name: Dale Meger Title: Manager, Commercial Credit

COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee of Paramount Energy Trust, by its agent Paramount Energy Operating Corp.		PARAMOUNT ENERGY OPERATING CORP., as Trustee of Paramount Operating Trust, and in its own right

By:	/s/ Clayton H. Riddell	By:	/s/ Clayton H. Riddell

	Name: Clayton H. Riddell		Name: Clayton H. Riddell

	Title: Chairman and Chief Executive Officer		Title: Chairman and Chief Executive Officer